Loss per share	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Loss per share

28. Loss per share

Loss per share is computed by dividing net loss by the weighted average number of the Company’s common shares outstanding during the period. Loss per share calculation for the period prior to the Business Combination has been retrospectively restated to the equivalent number of shares reflecting the ratio established during the Business Combination.

	2023	2022
	US$	US$
Calculation of basic earnings per share:
Net loss	(94,979,338)	(2,391,812)
Loss attributable to ordinary shareholders	(94,979,338)	(2,391,812)

Weighted average number of ordinary shares	6,466,527	6,378,267

Basic and diluted loss per share	(14.69)	(0.37)